SEQUOIA FUND, INC.
Ticker: SEQUX
9 West 57th Street, Suite 5000
 New York, New York 10019-2701
(Telephone: 800-686-6884)
STATEMENT OF ADDITIONAL INFORMATION
 May 1, 2017, as amended March 31, 2018
This statement of additional information ("SAI") for the Sequoia Fund (the "Fund") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's prospectus dated May 1, 2017, as amended or supplemented from time to time (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Fund's audited financial statements for the fiscal year ended December 31, 2016, included in the Fund's annual report to shareholders ("Annual Report"), are incorporated into this SAI by reference and this SAI is incorporated by reference into the Prospectus. Copies of the Prospectus and the Annual Report may be obtained without charge by writing or calling the Fund at the address and telephone number set forth above or by accessing the Fund's website: www.sequoiafund.com. The website does not form part of the Prospectus or SAI.

TABLE OF CONTENTS
Page
THE FUND	1
INVESTMENT STRATEGIES, POLICIES AND RISK CONSIDERATIONS	1
MANAGEMENT	5
INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT	10
DISTRIBUTOR AND DISTRIBUTION AGREEMENT	13
ADMINISTRATOR	13
ALLOCATION OF PORTFOLIO BROKERAGE	13
DISCLOSURE OF PORTFOLIO HOLDINGS	14
NET ASSET VALUE	15
PURCHASE AND REDEMPTION OF SHARES	15
TAX CONSIDERATIONS	17
COMMON STOCK	19
CUSTODIAN, REGISTRAR AND SHAREHOLDER SERVICING AGENT, COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

THE FUND
Sequoia Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks long-term growth of capital.
INVESTMENT STRATEGIES, POLICIES AND RISK CONSIDERATIONS
Ordinarily, the Fund's portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund may also invest in restricted securities, certain special situations, debt securities and securities offered in initial public offerings. The following supplements the information contained in the Prospectus concerning the investment objective, strategies and policies and risks of investing in the Fund.
(a) Foreign Securities
Investments may be made in both domestic and foreign companies. Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange") and securities of some foreign companies may be less liquid and more volatile than securities of comparable domestic companies. Transaction costs and brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, may be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in domestic markets, may be complex and may result in increased risk or substantial delays. There may be less government regulation and/or supervision of foreign stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the repatriation of funds or other assets, or diplomatic developments that could affect investments in those countries. Certain foreign governments levy withholding or other taxes against dividend and interest income from, or transactions in, foreign securities. Although in some countries a portion of these taxes is recoverable by the Fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities. Individual foreign economies may differ favorably or unfavorably from that of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
(b) Restricted or Not Readily Marketable Securities
The Fund may invest in securities acquired in a privately-negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended (the "Securities Act"). Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement or under an effective registration statement filed pursuant to the Securities Act. The Fund will not invest in any restricted security if such investment would cause the then aggregate value of all of such restricted securities, as valued on the books of the Fund, to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto). Restricted securities are valued in accordance with the Fund's valuation policies and procedures.

The purchase price and subsequent valuations of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

The Fund may not make loans or invest in any restricted securities or other illiquid assets which will cause the then aggregate value of all such restricted securities and other illiquid assets to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto).
If, pursuant to the foregoing policy, the Fund were to assume substantial positions in particular securities with a limited trading market, the activities of the Fund could have an adverse effect on the liquidity and marketability of such securities, and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels. There are other investment companies and other investment media engaged in operations similar to those of the Fund, and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than otherwise would be obtained.
(c) Special Situations
The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations may involve much greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies to exceed 25% of the value of the Fund's total assets.
(d) Debt Securities
The Fund may invest in corporate and U.S. Government debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a variable, floating or fixed rate of interest, and must repay the amount borrowed, usually at the maturity of the security. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. Corporate debt securities include, but are not limited to, debt obligations of public and private corporations.
U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.
The Fund's investments in debt securities are subject to credit risk. An issuer's credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan of reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

The ratings of debt securities by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Fitch Ratings and other ratings agencies are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.
The Fund's investments in debt securities are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk usually decrease in value when interest rates rise and increase in value when interest rates decline. Also, debt securities with longer maturities typically experience a more pronounced change in value when interest rates change. The Fund may be subject to heightened interest rate risk due to rising interest rates as the current period of historically low interest rates may be ending.
(e) Initial Public Offerings
The Fund may invest in securities issued in initial public offerings ("IPOs"). IPO securities are subject to market risk and liquidity risk. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. These fluctuations could impact the net asset value per share ("NAV") and return earned on the Fund's shares. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.
(f) Other Investment Policies
The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for growth of capital, in particular long-term capital appreciation. In any event, under ordinary circumstances, securities will typically be held for sufficient periods to qualify for long-term capital gain treatment for tax purposes. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund's investment objective, its annual portfolio turnover rate generally should not exceed 75%. The portfolio turnover rate is calculated by dividing the lesser of the Fund's purchases and sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are U.S. Government securities and all other securities with maturities of one year or less when purchased by the Fund.

Under the 1940 Act, a diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. While the Fund is a non-diversified investment company under the 1940 Act and therefore is not subject to any statutory diversification requirements, it will be required to meet certain diversification tests each year in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), as it intends to do (see "Tax Considerations"). The Fund will not acquire more than 25% of any class of the securities of any issuer. The Fund reserves the right, without shareholder action, to diversify its investments to any extent it deems advisable or to become a diversified company, but once the Fund becomes a diversified company, it could not thereafter change its status to that of a non-diversified company without the approval of its shareholders.
The Fund has adopted certain investment restrictions as a matter of fundamental investment policy, which may not be changed without a shareholder vote of a majority of the outstanding voting securities as defined in Section 2(a)(42) of the 1940 Act. The Fund may not:

1.          Underwrite the securities of other issuers, except the Fund may, as indicated above (see "Restricted or Not Readily Marketable Securities"), acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.
2.          Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.
3.          Purchase or sell commodities or commodity contracts.
4.          Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, except that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities subject to the restrictions applicable to the purchase of not readily marketable securities. (See "Restricted or Not Readily Marketable Securities").
5.          Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made, provided that the term "borrow" shall not include the short-term credits referred to in paragraph 6 below.
6.          Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.
7.          Make short sales of securities.
8.          Purchase or sell puts and calls on securities.
9.          Participate, on a joint or joint and several basis, in any securities trading account.
10.          Purchase the securities of any other investment company except (1) in the open market where, to the best information of the Fund, no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or (2) if such purchase is part of a merger, consolidation or acquisition of assets.
11.          Invest in companies for the purpose of exercising management or control.
12.          Invest more than 25% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of any one issuer.
13.          Issue senior securities, except as permitted by the 1940 Act.
14.          Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain States, the Fund has agreed, in addition to the investment restrictions set forth above, that it will not (i) purchase material amounts of restricted securities, (ii) invest more than 5% of the value of its total assets in securities of unseasoned issuers (including their predecessors) which have been in operation for less than three years, and equity securities of issuers which are not readily marketable, (iii) invest any part of its assets in interests in oil, gas or other mineral or exploration or development programs (excluding readily marketable securities), (iv) purchase or retain any securities of another issuer of which those persons affiliated with the Fund or Ruane, Cunniff & Goldfarb L.P., the Fund's investment adviser (the "Adviser"), owning, individually, more than 1/2 of 1% of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than 5% of said issuer's outstanding stock (or securities convertible into stock) and (v) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the Exchange or the NYSE MKT.

(g) Cybersecurity
As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund and its service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks, such as gaining unauthorized access to digital systems (e.g., through hacking or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Fund does not control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
MANAGEMENT
Board of Directors Information
The business and affairs of the Fund are overseen by the Board of Directors (the "Board"). Certain information concerning the Board is set forth below.
Name, Address* and Age	Position(s) Held with Fund	Years of Service as a Director	Principal Occupation(s) During Past 5 Years and Other Relevant Experience§	Other Directorships Held During Past 5 Years	Dollar Range of Equity Securities of the Fund as of December 31, 2016

Interested Directors

David M. Poppe, 52**	President, CEO & Director	13 Years
Managing Director of the Adviser since February 2018; Prior thereto, Management Committee member of Ruane, Cunniff & Goldfarb Inc. ("RCG Inc.")  since 2016 and President & Director of RCG Inc. since prior to 2012; Member of Investment Committee of the Adviser.
				None	Over $100,000(1)

John B. Harris, 40**	Director	Since May 20, 2016+
Managing Director of the Adviser since February 2018; Prior thereto, Management Committee member of RCG Inc. since 2016 and analyst of RCG Inc. since prior to 2012; Member of Investment Committee of the Adviser.
				None	Over $100,000(2)

Independent Directors

Peter Atkins, 53***	Director	Since September 12, 2016++	Managing Director, Permian Partners.	None	None

Melissa Crandall, 38***	Director	Since September 12, 2017+++	Principal, BraddockMatthews, LLC (Executive Recruiting).	None	$1-$10,000

Edward Lazarus, 57***	Director and Chairman of the Board	2 Years	Executive Vice President and General Counsel of Tribune Media Co., and former Chief of Staff to the Chairman of the Federal Communications Commission.	None	None

Roger Lowenstein, 63***	Director	18 Years	Writer for Major Financial and News Publications.	None	Over $100,000

Tim Medley, 73***	Director	Since March 14, 2016++++	President, Medley & Brown, LLC (SEC-registered investment adviser).	None	Over $100,000

Robert L. Swiggett, 95***	Director	46 Years	Retired.	None	Over $100,000

*	The address for each of the Directors is 9 West 57th Street, Suite 5000, New York, NY 10019-2701.
**	"Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with the Adviser.
***	Member of the Fund's Audit Committee and Nominating Committee.
§
The information reported includes the principal occupation during the last five years for each Director and, as applicable, other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as Director.

+
Mr. Harris was elected as a Director of the Fund at a Board meeting held on May 20, 2016, and then was elected as a Director of the Fund at a special meeting of shareholders held on September 12, 2016.

++	Mr. Atkins was elected as a Director of the Fund at a special meeting of shareholders held on September 12, 2016.
+++	Ms. Crandall was elected as a Director of the Fund at a Board meeting held on May 19, 2017, effective September 12, 2017.
++++
Mr. Medley was elected as a Director of the Fund at a Board meeting held on March 14, 2016, and then was elected as a Director of the Fund at a special meeting of shareholders held on September 12, 2016.

(1)
Mr. Poppe is an officer, director and voting stockholder of RCG Inc., which is the owner of 41,471 shares of the Fund's common stock. (See "Investment Adviser and Investment Advisory Contract" below). In addition, Mr. Poppe is a trustee and beneficiary of the Profit-Sharing Plan of RCG Inc., which holds for its participants 228,612 shares of the Fund's common stock.

(2)	Mr. Harris is a voting stockholder of RCG Inc., which is the owner of 41,471 shares of the Fund's common stock.

Leadership Structure and the Board
The Board is responsible for overseeing the business affairs of the Fund and exercising all of its powers except those reserved for shareholders. Currently, the Board is composed of eight Directors, six of whom are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors" or "Disinterested Directors"). The Disinterested Directors meet regularly in executive sessions among themselves and with their independent counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to scheduled Board meetings and at such other times as the Disinterested Directors may deem necessary. As discussed in further detail below, the Board has established two standing committees to assist the Board in performing its oversight responsibilities. The Fund has engaged the Adviser to manage the Fund, and the Board is responsible for overseeing the Adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.
The Fund's Amended and Restated By-Laws and the Nominating Committee Charter do not set forth any specific qualifications to serve as a Director. In evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund. The Chairman of the Board is a Disinterested Director. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.
Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his duties effectively has been attained through the Director's business, consulting, public service and/or academic positions and through experience from service as a board member of the Fund, public companies or other organizations as set forth above. Each Director's ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences.
It has been determined that the Board's leadership structure is appropriate in light of the characteristics and circumstances of the Fund, including factors such as the Fund's investment strategy and style, the net assets of the Fund, the committee structure of the Fund, and the management, distribution and other service arrangements of the Fund. The Board believes that the current leadership structure allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Disinterested Directors is appropriate and in the best interest of the Fund, and that the Board leadership by Mr. Lazarus provides the Board with valuable insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board including in response to changes in circumstances or the characteristics of the Fund.
Risk Oversight
The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Fund management, the Adviser and other service providers (depending on the nature of the risk), who carry out the Fund's investment management and business affairs.

Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer of the Fund who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund's advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board periodically reviews valuation policies applicable to valuing the Fund's portfolio securities. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Committee Structure
The Board has two standing committees – an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board. The Nominating Committee does not consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee met three times during the Fund's most recently completed fiscal year.
Officer and Other Fund Information
Certain information concerning the Fund's officers is set forth below.
Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation during the past 5 years

David M. Poppe (52)	President and CEO (3/16)	See biography above.

Wendy Goodrich (51)	Executive Vice President (3/17)	Executive Vice President of the Adviser since November 2016; Managing Member of Absolute Return Consulting LLC until 2016.

Patrick Dennis (47)	Treasurer (11/17)
Chief Financial Officer of the Adviser since November 2017; Chief Financial Officer of Associated Capital Group, Inc. from 2015 until November 2017; Global Head of Operations – Hedge Fund Administration at J.P. Morgan Chase from 2013 until 2015.

Michael Sloyer (56)	General Counsel and Chief Compliance Officer (12/13); Secretary (3/17)	General Counsel of the Adviser.

Michael Valenti (47)	Assistant Secretary (3/07)	Administrator of the Adviser.

* The address for each of the Fund's officers is 9 West 57th Street, Suite 5000, New York, New York 10019-2701.

As of March 31, 2017, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.
The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation for the fiscal year ended December 31, 2016 paid by the Fund to each of the Directors is set forth below. The Adviser does not provide investment advisory services to any investment companies registered under the 1940 Act other than the Fund.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund
David M. Poppe	$0	-0-	-0-	$0
John B. Harris*	$0	-0-	-0-	$0
Roger Lowenstein	$80,000	-0-	-0-	$80,000
Robert L. Swiggett	$80,000	-0-	-0-	$80,000
Edward Lazarus	$80,000	-0-	-0-	$80,000
Tim Medley**	$65,962	-0-	-0-	$65,962
Peter Atkins***	$26,114	-0-	-0-	$26,114
Melissa Crandall****	$0	-0-	-0-	$0

*	Mr. Harris was elected as a Director of the Fund at a Board meeting held on May 20, 2016, and then was elected at a special meeting of shareholders held on September 12, 2016.
**	Mr. Medley was elected as a Director of the Fund at a Board meeting held on March 14, 2016, and then was elected at a special meeting of shareholders held on September 12, 2016.
***	Mr. Atkins was elected as a Director of the Fund at a special meeting of shareholders held on September 12, 2016.
****	Ms. Crandall was elected as a Director of the Fund at a Board meeting held on May 19, 2017, effective September 12, 2017.
The Fund, the Adviser and Ruane, Cunniff & Goldfarb LLC, the Fund's distributor (the "Distributor"), have each adopted a Code of Ethics that permits their personnel to invest in securities, including securities that may be held or purchased by the Fund. The Code of Ethics contains trading restrictions, pre-clearance procedures and reporting procedures designed to detect and prevent potential conflicts of interest when personnel from the Adviser engage in personal securities transactions.
The Fund has adopted the Adviser's Proxy Voting Policies and Procedures ("Procedures"), which are designed to ensure that the Adviser votes proxies, with respect to securities held by the Fund, in the best interests of the Fund. The Procedures require the Adviser to identify and address conflicts of interest between the Adviser or the Distributor (or any affiliated person of the Adviser, the Distributor or the Fund) and the shareholders of the Fund. If a material conflict of interest exists, the Adviser will determine whether voting in accordance with the guidelines set forth in the Procedures is in the best interests of the shareholders of the Fund or take some other appropriate action.
The Adviser, on behalf of the Fund, generally votes in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated). The Adviser, on behalf of the Fund, generally votes against poison pills and proposals for compensation plans deemed to be excessive. For all other proposals, the Adviser will determine whether a proposal is in the best interests of the shareholders of the Fund and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Adviser's opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.
You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, by visiting the Fund's web site at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov.

INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT
Ruane, Cunniff & Goldfarb L.P. (the "Adviser"), a wholly-owned subsidiary of Ruane, Cunniff & Goldfarb Inc. ("RCG Inc."), serves as the Fund's investment adviser pursuant to an investment advisory contract dated April 17, 2017 (the "Contract") that was entered into by the Fund and RCG Inc. Effective March 31, 2018, RCG Inc. assigned the Contract to the Adviser in connection with an internal modernization of RCG Inc.'s corporate structure, in which RCG Inc. transferred its advisory operations to the Adviser. This transfer did not result in a change of ownership, actual control or management of the Fund's investment adviser or in a change to any of the terms of the Contract, and did not cause a termination of the Contract.
The Board, including a majority of the Directors, who are not parties to the Contract or interested persons of any such party, approved the Contract at an in-person meeting of the Board called for that purpose and held on March 7, 2017, pursuant to the provisions of the 1940 Act. The Contract was approved by shareholders in accordance with the requirements of the 1940 Act at a special meeting of shareholders held on April 13, 2017, and became effective on April 17, 2017. The terms of the Contract provide that it is to remain in force until December 31, 2018 and thereafter for successive twelve-month periods computed from each January 1, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Board, and by a majority of the Directors who are not parties to the Contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.
Pursuant to the terms of the Contract, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Fund's Board to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates.
In addition, the Adviser, or its affiliates, are obligated under the Contract to pay or reimburse the Fund for the following expenses incurred by the Fund: (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (ii) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials. The Fund is responsible and has assumed the obligation for payment of all of its other expenses including: (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (e) charges and expenses of the Fund's custodian, transfer agent and registrar, (f) costs of proxy solicitations, (g) legal and auditing expenses, and (h) payment of all investment advisory fees (including the fee payable to the Adviser under the Contract).
The Contract is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares or by vote of majority of the Fund's entire Board, or by the Adviser on 60 days' written notice and automatically terminates in the event of its assignment. The Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties thereunder.
For the services provided by the Adviser under the Contract, the Adviser receives from the Fund a management fee equal to 1.00% per annum of the Fund's average daily net asset values. The management fee is accrued daily and paid monthly.
Under the terms of the Contract, the Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1½% of the average daily net asset value of the Fund for such year up to a maximum of $30 million of net assets, plus 1.00% of the average daily net asset value in excess of $30 million. The reimbursement will be in effect only so long as the Contract is in effect. Operating expenses for the purposes of the Contract do not include the expenses listed in clauses (a), (b) and (c) above. During the fiscal year ended December 31, 2016, the Fund incurred operating expenses of $54,880,933 of which the Fund's investment adviser reimbursed the Fund $3,517,864. During the fiscal year ended December 31, 2015, the Fund incurred operating expenses of $85,739,843 of which the Fund's investment adviser reimbursed the Fund $2,215,274. During the fiscal year ended December 31, 2014, the Fund incurred operating expenses of $81,878,960 of which the Fund's investment adviser reimbursed the Fund $1,870,975.

The Adviser acts as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients besides the Fund, none of which, however, is a registered investment company.
The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "Commission") under the Investment Advisers Act of 1940, as amended. The Distributor, which is an affiliate of the Adviser, serves as the Fund's distributor and primary broker.

The Adviser is a wholly-owned subsidiary of RCG Inc. and is managed by its general partner, RCG-GP LLC. Employees of the Adviser collectively own a majority of the voting securities of each of RCG Inc. and RCG-GP LLC. Mr. Poppe serves as President and CEO of RCG Inc. and Managing Director of the Adviser. Mr. Harris serves as Managing Director of the Adviser and Managing Partner of RCG-GP LLC.
Management Fee
The following chart sets forth, for each of the last three years, (i) the management fee that was received by the Fund's investment adviser, (ii) the portion, if any, of such fee reimbursed to the Fund pursuant to the expense limitation described above and (iii) the net amount received by the Fund's investment adviser from the Fund.
Year Ended	Management Fee	Amount Reimbursed	Net Amount Received
December 31, 2014	$79,857,902	$1,870,975	$77,986,927
December 31, 2015	$83,374,569	$2,215,274	$81,159,295
December 31, 2016	$51,213,068	$3,517,864	$47,695,204

Portfolio Managers and Investment Committee

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to the Contract. David M. Poppe, John B. Harris, Arman Gokgol-Kline, Trevor Magyar and D. Chase Sheridan are the co-portfolio managers of the Fund and, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the "Committee"), are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The Committee, which reflects the team approach used by the Adviser, meets regularly to determine the current investment parameters of the Fund. The Committee is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Gregory Alexander, who is a non-voting member of the Committee.

Mr. Poppe, as Chair of the Committee, may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Poppe has been authorized by the Committee to limit the value of the Fund's investment in any security from exceeding 20% of the Fund's net assets.

The Fund does not directly compensate the members of the Committee. Each Committee member's compensation is paid solely by the Adviser in the form of a fixed salary and bonus. In addition, each Committee member also receives a percentage of the net profits of RCG Inc. based on his share ownership of RCG Inc. The net profits of RCG Inc. include profits of the Adviser and of the Distributor (if any), a portion of which is derived from the Fund's use of the Distributor to effect securities transactions. The Committee members are not compensated based directly on the performance of the Fund. The Fund, with net assets of $4,096,413,832 at December 31, 2016, is the sole registered investment company managed by the Committee and its members. The advisory fee paid by the Fund is not based on the performance of the Fund.

The following tables provide information regarding other pooled investment vehicles and other accounts over which the voting Committee members also have day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of December 31, 2016.
OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
David M. Poppe	2	$795,000	0	$0
John B. Harris	3	$270,060,000	2	$226,823,000
Arman Gokgol-Kline	0	$0	0	$0
Trevor Magyar	0	$0	0	$0
D. Chase Sheridan	0	$0	0	$0

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
David M. Poppe	24	$182,406,000	0	$0
John B. Harris	0	$0	0	$0
Arman Gokgol-Kline	11	$8,517,000	0	$0
Trevor Magyar	0	$0	0	$0
D. Chase Sheridan	4	$9,606,000	0	$0

Potential conflicts of interest may arise for any Committee member between the management of the investments of the Fund and the management of the investments of the other pooled vehicles and other accounts. Although such accounts and vehicles are managed in a similar manner to the Fund, the accounts and vehicles are not subject to the same regulatory requirements and restrictions as the Fund. In addition, concentrations of securities and cash may differ between any account or vehicle and the Fund due to many factors and circumstances.
The Adviser has adopted policies and procedures designed to ensure that investment allocations and trading practices are fair to its clients and that no client is disadvantaged over any other client over time. The Adviser has also adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment personnel of the Adviser engage in personal securities transactions.
The dollar ranges of the Fund's equity securities owned directly or beneficially by the voting Committee members as of December 31, 2016 are set forth below:
DOLLAR RANGE OF EQUITY SECURITIES OF THE FUND
David M. Poppe	over $1,000,000

John B. Harris	$500,001 - $1,000,000

Arman Gokgol-Kline	over $1,000,000

Trevor Magyar	$500,001 - $1,000,000

D. Chase Sheridan	$500,001 - $1,000,000

DISTRIBUTOR AND DISTRIBUTION AGREEMENT
Ruane, Cunniff & Goldfarb LLC (the "Distributor"), an affiliate of the Adviser located at 9 West 57th Street, Suite 5000, New York, NY 10019-2701, is the Fund's distributor. Pursuant to the agreement between the Fund and the Distributor (the "Distribution Agreement"), the Distributor serves as the Fund's distributor and principal underwriter and as such is authorized to solicit orders from the public to purchase shares of the Fund's common stock. The Distributor acts in this capacity merely as the Fund's agent, and all subscriptions must be accepted by the Fund as principal.
The Distribution Agreement was approved through December 31, 2018 by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on March 7, 2017. The Distribution Agreement continues in effect so long as such continuance is specifically approved at least annually (1) by the Directors of the Fund and by vote of a majority of the Directors of the Fund who are not parties to the Distribution Agreement or affiliated persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund), or (2) by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act).
The Fund paid no underwriting commissions to the Distributor for the years ended December 31, 2014, December 31, 2015 or December 31, 2016.
ADMINISTRATOR
BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon" or the "Administrator") provides certain administration and accounting services to the Fund pursuant to a Fund Administration and Accounting Services Agreement between the Fund and BNY Mellon.
The Administrator provides various administrative and accounting services necessary for the operations of the Fund, including certain valuation support and accounting services, financial reporting services, tax services and fund administration services.
For providing such services, the Administrator receives a base fee and an asset-based fee, computed daily and paid monthly. The Fund also reimburses the Administrator for certain out-of-pocket expenses. During the fiscal year ended December 31, 2016, the Fund incurred $159,527 in administration and accounting services fees.
ALLOCATION OF PORTFOLIO BROKERAGE
The Fund has authorized the Adviser to use the Distributor to effect securities transactions for the Fund. The Fund has adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commissions paid to the affiliated broker-dealer be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.
The Fund and the Adviser generally do not direct the Fund's portfolio transactions to persons or firms to obtain brokerage or research services provided by such person or firm. While neither the Fund nor the Adviser has a present intention of doing so, the Adviser may execute transactions in the Fund's portfolio securities through persons or firms which supply Section 28(e) eligible brokerage or research services to the Adviser, but only when consistent with the Fund's policy to seek the most favorable markets, prices and executions in its securities transactions. In these limited circumstances, the Adviser may direct orders to a broker-dealer in recognition of the brokerage or research services it furnishes to the Adviser and pay commissions to the broker-dealer in excess of the amounts other broker-dealers would have charged for executing the orders. The services that the Adviser may obtain in these limited circumstances include attendance at seminars and conferences and meetings with corporate executives of issuers whose securities are held in client accounts or that are under consideration by the Adviser. The Adviser would not attempt to allocate among its clients the relative costs or benefits of the services obtained, believing that the services, in the aggregate, assist the Adviser in fulfilling its overall duty to its clients. The Adviser would periodically determine in good faith that the commissions paid for the services are reasonable in relation to the value of the services provided by broker-dealers, viewed either in terms of a particular transaction or the Adviser's overall duty to its clients.

The Fund may invest in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter ("OTC") market or the third market. It may also execute transactions in listed securities through the third market. Where transactions are executed in the OTC market or the third market, the Adviser seeks to deal with primary market makers and to execute transactions on the Fund's behalf, except in those circumstances where, in the opinion of management, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.
The following chart sets forth figures pertaining to the Fund's brokerage during the last three years:
Year Ended	Total Brokerage Commissions Paid*		Brokerage Commissions Paid to the Distributor*
December 31, 2014	$358,318		$358,318
December 31, 2015	$394,404		$394,404
December 31, 2016	$1,272,509	**	$1,272,509	**

* This amount includes foreign securities transaction fees of $131,342, $92,382 and $44,716 paid in connection with foreign securities transactions for the fiscal years ended December 31, 2014, December 31, 2015 and December 31, 2016, respectively.
**The total brokerage commissions paid by the Fund increased materially from the previous year due to an increase in the number of portfolio transactions.
During the year ended December 31, 2016, the brokerage commissions and fees paid to the Distributor, an affiliated person of the Fund, represented 100% of the total brokerage commissions and fees paid by the Fund during such year and were paid on account of transactions having an aggregate dollar value equal to 100% of the aggregate dollar value of all portfolio transactions of the Fund during such year for which commissions and fees were paid.
DISCLOSURE OF PORTFOLIO HOLDINGS
To prevent the misuse of non-public information about the Fund's portfolio, it is the policy of the Fund and its affiliated persons not to disclose to third parties non-public information of a material nature about the Fund's specific portfolio holdings. Disclosure of non-public information about the Fund's specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund's brokers or other service providers. The Fund requires parties to whom non-public information about the Fund's portfolio holdings has been disclosed to keep such information confidential. The Fund also prohibits such parties from trading on the basis of such information. The Fund receives no compensation for such disclosures. The Fund has procedures for preventing the unauthorized disclosure of material non-public information about the Fund's portfolio holdings. The Fund, Adviser and Distributor have each adopted a Code of Ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.
The Fund publicly files a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter. These reports are available to the public on the Fund's website or by calling the Fund's toll-free telephone number. Any exception to the Fund's policy must be approved by an officer of the Fund and reported to the Chief Compliance Officer, who reports to the Board. Changes in the disclosure policy of the Fund will be approved by the Board.

NET ASSET VALUE
The net asset value of each share ("NAV") of the Fund's common stock on which the subscription and redemption prices are based is determined as of the close of regular trading of the Exchange (generally 4:00 p.m., Eastern Time) each day the Exchange is open for business (each a "Fund Business Day"). The Exchange is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.
For purposes of this computation, readily marketable portfolio securities listed on the Exchange are valued at the last quoted sales price on the business day as of which such value is being determined. If there has been no sale on the Exchange, the security is valued at the mean of the last bid and asked prices on such day. If no bid and asked prices are quoted on the Exchange, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value.
Securities traded on a foreign exchange are valued at the official closing price (or, in the absence of an official closing price, the last quoted sales price, or, in the absence of an official closing price and last quoted sales price, the mean of the last bid and asked prices) on the last business day on the principal exchange on which the security is primarily traded. Values for securities listed on a foreign exchange are converted into their U.S. Dollar equivalent at the foreign exchange rate in effect at the close of the Exchange on that day.
Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued at the last quoted sales price on the business day as of which such value is being determined. If there has been no sale on such exchange, the security is valued at the mean of the last bid and asked prices on such day. If no bid and asked prices are quoted on such exchange, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued using the NASDAQ Official Closing Price.
Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. A Treasury Bill with a remaining maturity in excess of 60 days is valued on the basis of market quotations and estimates until the 60th day prior to maturity, at which point it is valued at amortized cost. In that event, the cost of the security is deemed to be the security's stated market value on the 61st day prior to maturity.
All other assets of the Fund, including restricted and not readily marketable securities, are valued in accordance with the Fund's valuation procedures established by and under the supervision of the Board. Portfolio securities for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined by the Adviser as of the valuation time in accordance with the Fund's valuation procedures.
For purposes of determining the Fund's NAV each day, the value of all assets and liabilities initially expressed in a foreign currency is converted into U.S. Dollars at the foreign exchange rate in effect at the close of the Exchange on that day.
PURCHASE AND REDEMPTION OF SHARES
Purchases: General
The Fund reserves the right to withdraw the offering of Fund shares at any time, without notice. The Fund also reserves the right to reject any order, whether direct or through an intermediary, to purchase shares (including additional purchases by existing shareholders).

Purchases: Limitations or Restrictions
The Fund may impose limitations or restrictions on purchases of Fund shares periodically to protect the implementation of the Fund's investment strategy or objective or otherwise control the Fund's asset levels. The Fund may, for example, take one or more of the following actions to limit or restrict purchases of Fund shares:
•
Permit only existing shareholders to add to their existing accounts through the purchase of additional Fund shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned;

•	Limit the ability to open new accounts through financial intermediaries and other financial services organizations;
•	Limit shareholders' ability to add to their accounts through the Automatic Investment Plan ("AIP") or increase the AIP amount;
•
Limit the ability of sponsors of qualified contribution retirement plans (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plans or 457 plans and other intermediaries to permit purchases by new plans or existing participants;

•	Limit the ability of financial intermediaries and financial advisers to purchase shares for any new or existing client; and
•	Prohibit new purchases by existing shareholders and any new investor and transfers of Fund shares by an existing shareholder to any new investor.
When Fund assets reach a level at which additional inflows can be invested without impairing the implementation of the Fund's investment strategy or objective, the Fund may remove an existing limitation or restriction on purchases of Fund shares.
When the Fund imposes a limitation or restriction on purchases of Fund shares or modifies it, the Fund will post information concerning the limitation or restriction or modification on its website at www.sequoiafund.com.
The Fund retains the right to make exceptions to any limitation or restriction on purchases of Fund shares.
Redemptions
The right of redemption may not be suspended or (other than by reason of a shareholder's delay in furnishing the required documentation following certain oral redemption requests) the date of payment upon redemption postponed for more than seven days after a shareholder's redemption request in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine its NAV, or for such other period as the Commission may by order permit for the protection of shareholders of the Fund.
Additional Purchase and Redemption Information
You may visit the Fund online at www.sequoiafund.com. In addition to checking your Fund account balance, you may purchase or redeem shares of the Fund through the website. The Fund has entered into an agreement with a third-party service provider pursuant to which it supports the Fund's online capabilities. A provision of that agreement limits the service provider's liability to the Fund such that the service provider's liability would not exceed (i) as to any single claim, an amount exceeding the aggregate fees received by the service provider during the three months preceding the occurrence from which the claim arises and (ii) as to all claims, an amount exceeding the aggregate fees received by service provider during the most recent 12-month term of services with respect to which the claim arises.

Payments to Intermediaries
Certain financial intermediaries holding Fund shares for the benefit of their customers provide recordkeeping and other administrative services to those customers investing in the Fund. The Adviser has agreed to pay certain of these financial intermediaries an asset-based fee ranging up to 0.10% of the average daily net assets attributable to the intermediary for providing such recordkeeping and administrative services to its customers.
TAX CONSIDERATIONS
The Fund is a "non-diversified" investment company, which means the Fund is not limited (subject to the investment restrictions set forth above) in the proportion of its assets that may be invested in the securities of a single issuer. However, for the fiscal year ended December 31, 2016, the Fund has qualified, and for each fiscal year thereafter the Fund intends to conduct its operations so as to qualify, to be taxed as a "regulated investment company" for purposes of the Code (a "RIC"), which will relieve the Fund of any liability for Federal income tax on that part of its net ordinary taxable income and net realized long-term capital gain which it distributes to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25 percent of the market value of the Fund's total assets will be invested in the securities of a single issuer (the "25% test"), and (ii) with respect to 50 percent of the market value of its total assets, not more than 5 percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10 percent of the outstanding voting securities of a single issuer (the "50% test"). The Fund's investments in U.S. Government securities are not subject to these limitations. The Fund will not lose its status as a RIC if the Fund fails to meet the 25% test or the 50% test at the close of a particular quarter due to fluctuations in the market values of its securities. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify as a RIC. The following discussion relates solely to the Federal income tax treatment of dividends and distributions by the Fund and assumes the Fund qualifies as a RIC. Investors should consult their own counsel for further details and for the application of state and local tax laws to their particular situation.
Distributions of net ordinary taxable income (including any realized short-term capital gain) by the Fund to its shareholders are taxable to the recipient shareholders as ordinary income and, to the extent determined each year, are eligible, in the case of corporate shareholders, for the 70 percent dividends-received deduction, subject to reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than 100% of its gross income (excluding long-term capital gains from securities transactions). Under provisions of the current tax law, a corporation's dividends-received deduction will be disallowed, however, unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness. In view of the Fund's investment policies, dividends from domestic corporations may be a large part of the Fund's ordinary taxable income and, accordingly, a large part of such distributions by the Fund may be eligible for the dividends-received deduction; however, this is largely dependent on the Fund's investment policy for a particular year and therefore cannot be predicted with certainty.
A portion of the Fund's distributions may be treated as "qualified dividend income", taxable to individuals, trusts, and estates at the same preferential tax rates as long-term capital gains. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that both the Fund and the individual satisfy certain holding period and other requirements. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.
For federal income tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year and will be taxable to such shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

Cost Basis Reporting. Mutual funds are required to report to the Internal Revenue Service (the "IRS") the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.
A mutual fund company is required to know the cost accounting method you would like used when the company calculates the gain or loss associated with your redemption requests, either at the time of the redemption or prior to the redemption requests. If the mutual fund company does not have that information on file, it is required to use a default method to determine the cost basis.
The Fund has chosen the High Cost method as its default cost accounting method. Under the High Cost method, the shares with the highest cost are redeemed first. This default method will be utilized after all shares held prior to January 1, 2012 ("noncovered shares") are redeemed.
The Fund also offers the following methods of calculating cost basis for purposes of computing the gain or loss associated with a redemption request:
•	Average Cost – Values the cost of shares in an account by averaging the effect of all purchases made after January 1, 2012 in the account.
•	First-In First-Out – Shares acquired first in the account are the first shares depleted.
•	Last-In First-Out – Shares acquired last in the account are the first shares depleted.
•	Low Cost – Shares acquired with the lowest cost per share are the first shares depleted.
•
Loss/Gain Utilization – Depletes shares with losses before gains, consistent with the objective of minimizing taxes. For shares that yield a loss, shares owned one year or less (short-term shares) will be redeemed before shares owned more than one year (long-term shares). For gains, long-term shares will be redeemed before short-term shares. With favorable long-term gains rates, long-term gains are given priority over short-term gains to reduce tax liability.

•
Specific Lot Identification – The shareholder selects which lots to deplete at the time the redemption is requested. When choosing this method, the shareholder must select one of the following secondary methods as an alternate in the event a specific lot for depletion is not provided: First-In First-Out; Last-In First-Out; High Cost; Low Cost or Loss/Gain Utilization.

If you do not wish to utilize the High Cost calculation chosen by the Fund, you may elect to utilize a different accounting method for your future redemption activity. If you elect a method other than High Cost or Specific Lot Identification, the method you choose will not be utilized until all shares held prior to January 1, 2012 are redeemed. If you elect Specific Lot Identification as your cost method, you may select from both covered and non-covered shares for your redemption request. The Fund does not maintain historic lot information for non-covered shares. Be sure to consult your tax advisor regarding which method may be right for you.

COMMON STOCK
The authorized capital stock of the Fund consists of 100,000,000 shares of common stock, each having $.10 par value.
The Fund is a Maryland corporation. The Articles of Incorporation of the Fund give the Fund the right to purchase for cash the shares of common stock evidenced by any stock certificate presented for transfer at a purchase price equal to the aggregate NAV determined as of the next close of business of the Exchange after such certificate is presented for transfer, computed as in the case of a redemption of shares.
The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of directors will not be able to elect any person or persons to the Board.
To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the close of business on March 31, 2017:
Name and Address	Number of Shares	% of Shares

Charles Schwab & Co Inc. 211 Main St. San Francisco, CA 94105-1905	2,981,846.9030	12.20%

CUSTODIAN, REGISTRAR AND SHAREHOLDER SERVICING AGENT, COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, acts as custodian for the Fund's securities portfolio and cash. Subject to the supervision of the Board, The Bank of New York Mellon may enter into sub-custodial agreements for the holding of the Fund's foreign securities.
DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the registrar and shareholder servicing agent for the Fund.
Seward & Kissel LLP, 901 K Street, NW Washington, DC 20001, serves as counsel to the Fund.
KPMG LLP, 345 Park Avenue, New York, NY 10154, serves as independent registered public accounting firm for the Fund.
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Fund for its fiscal year ended December 31, 2016 and the corresponding report of KPMG LLP are incorporated herein by reference to the Fund's Annual Report for the fiscal year ended December 31, 2016. The Annual Report dated December 31, 2016 was filed on Form N-CSR with the Commission on March 1, 2017. The annual report is available without charge upon request by contacting the Fund at 1-800-686-6884.